See Appendix II for footnote references and definitions of certain key terms

EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	YOY % change
Non-interest revenues
Discount revenue	$9,512	$9,884	$9,413	$9,361	$8,743	9
Net card fees	2,752	2,629	2,551	2,480	2,333	18
Service fees and other revenue	1,951	1,945	1,976	1,828	1,722	13
Total non-interest revenues	14,215	14,458	13,940	13,669	12,798	11
Interest income
Interest on Card balances and Other loans	6,136	6,064	5,970	5,648	5,552	11
Interest and dividends on investment securities	17	17	15	17	14	21
Deposits with banks and other	512	501	632	599	569	(10)
Total interest income	6,665	6,582	6,617	6,264	6,135	9
Interest expense
Deposits	1,287	1,343	1,371	1,374	1,337	(4)
Long-term debt and other	686	717	760	703	629	9
Total interest expense	1,973	2,060	2,131	2,077	1,966	—
Net interest income	4,692	4,522	4,486	4,187	4,169	13
Total revenues net of interest expense	18,907	18,980	18,426	17,856	16,967	11
Provisions for credit losses
Card balances	1,187	1,231	1,220	1,320	1,047	13
Other	64	183	67	85	103	(38)
Total provisions for credit losses	1,251	1,414	1,287	1,405	1,150	9
Total revenues net of interest expense after provisions for credit losses	17,656	17,566	17,139	16,451	15,817	12

Expenses
Card Member rewards	4,891	4,805	4,608	4,618	4,378	12
Business development	1,591	1,728	1,611	1,589	1,529	4
Card Member services	1,975	1,951	1,477	1,301	1,328	49
Marketing	1,480	1,612	1,599	1,555	1,486	—
Salaries and employee benefits	2,482	2,505	2,239	2,152	2,120	17
Professional services	545	669	623	591	541	1
Data processing and equipment	767	810	751	720	705	9
Other, net	147	396	406	375	400	(63)
Total expenses	13,878	14,476	13,314	12,901	12,487	11
Pretax income	3,778	3,090	3,825	3,550	3,330	13
Income tax provision	807	628	923	665	746	8
Net income	$2,971	$2,462	$2,902	$2,885	$2,584	15
Net income attributable to common shareholders (A)	$2,938	$2,429	$2,868	$2,852	$2,552	15
Effective tax rate	21.4%	20.3%	24.1%	18.7%	22.4%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$4.29	$3.53	$4.14	$4.08	$3.64	18
Average common shares outstanding	685	687	692	698	701	(2)
Diluted
Net income attributable to common shareholders	$4.28	$3.53	$4.14	$4.08	$3.64	18
Average common shares outstanding	686	688	693	699	702	(2)
Cash dividends declared per common share	$0.95	$0.82	$0.82	$0.82	$0.82	16
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Millions, except percentages, per share amounts and where indicated)

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	YOY % change
Consolidated Balance Sheets
Assets
Cash & cash equivalents	$53,757	$47,792	$54,706	$57,937	$52,508	2
Card balances, less reserves	207,247	207,774	199,769	195,913	191,966	8
Card balances held for sale	2,477	2,457	2,424	2,405	776	#
Investment securities	2,625	1,043	1,374	1,258	1,110	#
Other (B)	42,788	40,986	39,277	38,043	35,884	19
Total assets	$308,894	$300,052	$297,550	$295,556	$282,244	9

Liabilities and Shareholders' Equity
Customer deposits	$157,948	$152,488	$149,883	$149,386	$146,396	8
Short-term borrowings	1,692	1,371	1,446	1,493	1,559	9
Long-term debt	58,750	56,387	57,787	58,202	51,236	15
Other (B)	56,509	56,332	56,017	54,164	51,851	9
Total liabilities	274,899	266,578	265,133	263,245	251,042	10

Shareholders' Equity	33,995	33,474	32,417	32,311	31,202	9
Total liabilities and shareholders' equity	$308,894	$300,052	$297,550	$295,556	$282,244	9

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	YOY % change
Related Statistical Information
Total Card balances and Other loans	$224,160	$224,791	$216,355	$211,976	$207,384	8
Average Card balances and Other loans	$222,813	$221,187	$214,470	$211,102	$204,760	9
Net interest yield (C)	8.4%	8.0%	8.2%	7.9%	8.2%
Return on average equity (D)	35.2%	33.9%	35.9%	36.3%	33.6%
Return on average common equity (D)	36.6%	35.3%	37.3%	37.8%	35.0%
Book value per common share (dollars)	$47.50	$46.45	$44.76	$44.16	$42.28	12

# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Consolidated Capital
(Millions, except percentages)

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25
Shares Outstanding
Beginning of period	686	689	696	701	702
Repurchase of common shares	(5)	(2)	(7)	(5)	(2)
Net impact of employee benefit plans and others	1	—	—	—	1
End of period	682	686	689	696	701

Risk-Based Capital Ratios - Basel III
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.5%	10.5%	10.5%	10.6%	10.7%
Tier 1	11.1%	11.1%	11.1%	11.3%	11.4%
Total	13.2%	13.1%	13.1%	13.2%	13.4%

Common Equity Tier 1	$27,523	$27,268	$26,222	$26,121	$25,624
Tier 1 Capital	$29,141	$28,888	$27,848	$27,752	$27,260
Tier 2 Capital	$5,570	$5,025	$4,915	$4,858	$4,774
Total Capital	$34,711	$33,913	$32,763	$32,610	$32,034
RWA	$262,924	$259,448	$250,642	$246,140	$239,562
Tier 1 Leverage	9.7%	9.8%	9.5%	9.7%	10.0%
Supplementary Leverage Ratio (SLR)	8.2%	8.3%	8.1%	8.3%	8.5%
Average Total Assets to calculate the Tier 1 Leverage Ratio	$301,879	$294,275	$292,875	$285,174	$273,090
Total Leverage Exposure to calculate SLR	$356,176	$346,685	$344,532	$335,706	$322,414
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Millions, except percentages and where indicated)

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	YOY % change
Network volumes (billions)	$486.3	$506.2	$479.2	$472.0	$439.6	11
Billed business	$428.0	$445.1	$421.0	$416.3	$387.4	10

Cards-in-force	153.9	152.8	151.2	149.4	147.5	4
Proprietary cards-in-force	87.2	86.6	86.0	85.2	84.6	3

Basic cards-in-force	130.1	128.9	127.6	126.0	124.2	5
Proprietary basic cards-in-force	67.2	66.7	66.2	65.6	65.1	3

Average proprietary basic Card Member spending (dollars)	$6,393	$6,696	$6,387	$6,370	$5,987	7

Average fee per card (dollars) (E)	$127	$122	$119	$117	$111	14

Proprietary new cards acquired	3.1	2.9	3.2	3.1	3.4

See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (F)
	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25
Network volumes	11%	9%	9%	7%	5%	9%	8%	8%	6%	6%
Billed business	10	9	9	7	6	9	8	8	7	6
U.S. Consumer Services	10	9	9	7	7	n/a	n/a	n/a	n/a	n/a
Commercial Services	4	4	4	2	2	4	3	4	2	2
International Card Services	20	17	14	15	9	13	12	13	12	13

Merchant industry billed business
Goods & Services (G&S) spend (71% of Q1'26 billed business)	10	9	9	8	6	8	8	9	7	7
T&E spend (29% of Q1'26 billed business)	12	9	8	6	5	9	8	8	5	6
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Millions, except percentages)

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	YOY % change
Card balances
Total Card balances	$213,311	$213,863	$205,837	$201,873	$197,706	8
Consumer	$140,908	$144,324	$135,403	$133,758	$128,424	10
Small business	$55,098	$53,632	$53,007	$52,054	$52,534	5
Corporate	$17,306	$15,907	$17,426	$16,061	$16,748	3
Pay-in-full Card balances	$61,096	$62,031	$61,023	$59,598	$58,503	4
Average Card balances	$211,897	$210,440	$204,145	$201,175	$195,262	9
Credit loss reserves
Beginning reserve	$6,089	$6,068	$5,960	$5,740	$5,850	4
Provisions - principal, interest and fees	1,187	1,231	1,220	1,320	1,047	13
Net write-offs - principal, interest and fees, less recoveries	(1,213)	(1,216)	(1,111)	(1,122)	(1,165)	4
Other (I)	1	6	(1)	22	8	(88)
Ending reserve	$6,065	$6,089	$6,068	$5,960	$5,740	6
Reserve as a % of Card balances	2.8%	2.8%	2.9%	3.0%	2.9%
% of past due - consumer and small business	234%	240%	243%	252%	240%
Net write-off rate (principal, interest and fees) (G)	2.3%	2.3%	2.2%	2.2%	2.4%
Net write-off rate (principal only) - consumer and small business (G)(H)	2.0%	2.1%	1.9%	2.0%	2.1%
30+ days past due as a % of total - consumer and small business (H)	1.3%	1.3%	1.3%	1.3%	1.3%
90+ days past billing as a % of total - corporate (H)	0.4%	0.5%	0.4%	0.4%	0.4%

Other loans
Total other loans	$10,849	$10,928	$10,518	$10,103	$9,678	12
Credit loss reserves
Beginning reserve	$323	$287	$272	$244	$194	66
Provisions	48	90	62	78	105	(54)
Net write-offs (principal only)	(54)	(52)	(45)	(48)	(53)	2
Net write-offs (interest and fees only)	(3)	(2)	(2)	(3)	(2)	50
Other (I)	—	—	—	1	—	—
Ending reserve	$314	$323	$287	$272	$244	29
Reserve as a % of other loans	2.9%	3.0%	2.7%	2.7%	2.5%

Other receivables
Total other receivables	$5,075	$4,596	$4,019	$4,056	$3,752	35
Credit loss reserves
Beginning reserve	$86	$20	$19	$23	$27	#
Provisions	40	69	5	7	(2)	#
Net write-offs	(5)	(3)	(3)	(10)	(3)	67
Other (I)	—	—	(1)	(1)	1	#
Ending reserve	$121	$86	$20	$19	$23	#
Reserve as a % of other receivables	2.4%	1.9%	0.5%	0.5%	0.6%

# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions, except percentages)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q1'26
Non-interest revenues	$5,803	$3,408	$3,164	$1,825	$15	$14,215
Interest income	4,072	1,345	728	10	510	6,665
Interest expense	751	432	360	(169)	599	1,973
Total revenues net of interest expense	9,123	4,321	3,532	2,004	(73)	18,907
Total provisions for credit losses	631	380	238	4	-	1,251
Total revenues net of interest expense after provisions for credit losses	8,493	3,941	3,294	2,000	(73)	17,656
Card Member rewards, business development and Card Member services	4,605	1,986	1,551	306	8	8,457
Marketing	764	311	332	65	7	1,480
Salaries and employee benefits and other operating expenses	1,367	828	630	514	602	3,941
Total expenses	6,736	3,126	2,513	885	618	13,878
Pretax income (loss)	$1,757	$816	$781	$1,115	$(691)	$3,778
Q1'25
Non-interest revenues	$5,243	$3,265	$2,646	$1,660	$(16)	$12,798
Interest income	3,763	1,202	596	12	562	6,135
Interest expense	757	432	306	(143)	614	1,966
Total revenues net of interest expense	8,249	4,035	2,936	1,815	(68)	16,967
Total provisions for credit losses	631	329	192	(2)	—	1,150
Total revenues net of interest expense after provisions for credit losses	7,618	3,706	2,744	1,817	(68)	15,817
Card Member rewards, business development and Card Member services	3,882	1,746	1,312	283	12	7,235
Marketing	765	337	300	76	8	1,486
Salaries and employee benefits and other operating expenses	1,239	787	751	468	521	3,766
Total expenses	5,886	2,870	2,363	827	541	12,487
Pretax income (loss)	$1,732	$836	$381	$990	$(609)	$3,330
YOY % change
Non-interest revenues	11	4	20	10	#	11
Interest income	8	12	22	(17)	(9)	9
Interest expense	(1)	—	18	(18)	(2)	—
Total revenues net of interest expense	11	7	20	10	(7)	11
Total provisions for credit losses	—	16	24	#	—	9
Total revenues net of interest expense after provisions for credit losses	11	6	20	10	(7)	12
Card Member rewards, business development and Card Member services	19	14	18	8	(33)	17
Marketing	—	(8)	11	(14)	(13)	—
Salaries and employee benefits and other operating expenses	10	5	(16)	10	16	5
Total expenses	14	9	6	7	14	11
Pretax income (loss)	1	(2)	#	13	(13)	13

# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	YOY % change
Non-interest revenues	$5,803	$5,904	$5,620	$5,540	$5,243	11
Interest income	4,072	4,072	4,025	3,795	3,763	8
Interest expense	751	820	789	782	757	(1)
Net interest income	3,321	3,252	3,236	3,013	3,006	10
Total revenues net of interest expense	9,123	9,156	8,856	8,553	8,249	11
Total provisions for credit losses	631	773	734	829	631	—
Total revenues net of interest expense after provisions for credit losses	8,493	8,383	8,122	7,724	7,618	11
Card Member rewards, business development and Card Member services	4,605	4,563	4,145	3,967	3,882	19
Marketing	764	797	825	800	765	—
Salaries and employee benefits and other operating expenses	1,367	1,473	1,300	1,281	1,239	10
Total expenses	6,736	6,833	6,270	6,048	5,886	14
Pretax segment income	$1,757	$1,550	$1,852	$1,676	$1,732	1

Billed business (billions)	$180.2	$189.2	$177.5	$176.5	$164.3	10
Proprietary cards-in-force	48.7	48.3	47.8	47.3	46.8	4
Proprietary basic cards-in-force	34.6	34.1	33.7	33.4	33.0	5
Average proprietary basic Card Member spending (dollars)	$5,248	$5,574	$5,291	$5,322	$5,014	5

Segment assets	$119,517	$122,968	$115,330	$113,876	$110,886	8

Card balances
Total Card balances	$110,849	$114,368	$106,969	$105,784	$102,896	8
Average Card balances	$110,664	$110,161	$106,753	$104,488	$103,237	7
Net write-off rate (principal, interest and fees) (G)	2.4%	2.6%	2.3%	2.4%	2.7%
Net write-off rate (principal only) (G)	1.9%	2.1%	1.8%	1.9%	2.2%
30+ days past due as a % of total	1.3%	1.3%	1.3%	1.2%	1.3%

See Appendix II for footnote references and definitions of certain key terms

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)
	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	YOY % change
Non-interest revenues	$3,408	$3,526	$3,441	$3,422	$3,265	4
Interest income	1,345	1,333	1,302	1,240	1,202	12
Interest expense	432	461	462	450	432	—
Net interest income	913	872	840	790	770	19
Total revenues net of interest expense	4,321	4,398	4,281	4,212	4,035	7
Total provisions for credit losses	380	359	332	360	329	16
Total revenues net of interest expense after provisions for credit losses	3,941	4,039	3,949	3,852	3,706	6
Card Member rewards, business development and Card Member services	1,986	1,900	1,730	1,790	1,746	14
Marketing	311	350	313	331	337	(8)
Salaries and employee benefits and other operating expenses	828	952	816	826	787	5
Total expenses	3,126	3,202	2,859	2,947	2,870	9
Pretax segment income	$816	$837	$1,090	$905	$836	(2)

Billed business (billions)	$134.4	$140.9	$136.3	$135.5	$129.2	4
Proprietary cards-in-force	15.3	15.3	15.4	15.4	15.5	(1)
Average proprietary basic Card Member spending (dollars)	$8,793	$9,151	$8,833	$8,782	$8,380	5

Segment assets	$66,076	$63,168	$64,305	$62,152	$62,012	7

Card balances
Total Card balances	$58,754	$56,086	$57,379	$55,098	$57,412	2
Average Card balances	$57,283	$57,689	$56,444	$57,113	$55,538	3
Net write-off rate (principal, interest and fees) (G)	2.4%	2.2%	2.2%	2.2%	2.2%
Net write-off rate (principal only) - small business (G)(H)	2.5%	2.3%	2.3%	2.3%	2.4%
30+ days past due as a % of total - small business (H)	1.6%	1.5%	1.5%	1.5%	1.5%
90+ days past billing as a % of total - corporate (H)	0.4%	0.5%	0.4%	0.4%	0.4%
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	YOY % change
Non-interest revenues	$3,164	$3,192	$3,034	$2,947	$2,646	20
Interest income	728	666	652	620	596	22
Interest expense	360	362	350	335	306	18
Net interest income	367	304	302	285	290	27
Total revenues net of interest expense	3,532	3,496	3,336	3,232	2,936	20
Total provisions for credit losses	238	211	218	210	192	24
Total revenues net of interest expense after provisions for credit losses	3,294	3,285	3,118	3,022	2,744	20
Card Member rewards, business development and Card Member services	1,551	1,674	1,512	1,452	1,312	18
Marketing	332	347	350	322	300	11
Salaries and employee benefits and other operating expenses	630	948	815	783	751	(16)
Total expenses	2,513	2,969	2,677	2,557	2,363	6
Pretax segment income	$781	$316	$441	$465	$381	#

Billed business (billions)	$111.7	$114.3	$106.9	$103.9	$92.9	20
Proprietary cards-in-force	23.2	23.0	22.8	22.5	22.3	4
Proprietary basic cards-in-force	17.4	17.2	17.0	16.9	16.7	4
Average proprietary basic Card Member spending (dollars)	$6,452	$6,675	$6,307	$6,197	$5,619	15

Segment assets	$50,180	$50,089	$47,253	$46,500	$42,620	18

Card balances
Total Card balances	$43,708	$43,409	$41,488	$40,991	$37,398	17
Average Card balances	$43,950	$42,590	$40,948	$39,573	$36,487	20
Net write-off rate (principal, interest and fees) (G)	2.0%	1.9%	2.0%	2.0%	1.8%
Net write-off rate (principal only) - consumer and small business (G)(H)	1.8%	1.7%	1.8%	1.8%	1.7%
30+ days past due as a % of total - consumer and small business (H)	1.2%	1.1%	1.1%	1.1%	1.1%
90+ days past billing as a % of total - corporate (H)	0.4%	0.5%	0.3%	0.4%	0.4%
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	YOY % change
Non-interest revenues	$1,825	$1,858	$1,782	$1,758	$1,660	10
Interest income	10	9	9	10	12	(17)
Interest expense	(169)	(172)	(181)	(165)	(143)	(18)
Net interest income	180	181	190	175	155	16
Total revenues net of interest expense	2,004	2,039	1,972	1,933	1,815	10
Total provisions for credit losses	4	70	5	5	(2)	#
Total revenues net of interest expense after provisions for credit losses	2,000	1,969	1,967	1,928	1,817	10
Business development and Card Member services	306	341	298	288	283	8
Marketing	65	116	105	96	76	(14)
Salaries and employee benefits and other operating expenses	514	628	524	490	468	10
Total expenses	885	1,085	927	874	827	7
Pretax segment income	$1,115	$884	$1,040	$1,054	$990	13

Total network volumes (billions)	$486.3	$506.2	$479.2	$472.0	$439.6	11

Segment assets	$19,353	$18,686	$18,879	$18,324	$18,083	7
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25
ROE
Annualized Net income	$11,884	$10,833	$11,608	$11,540	$10,336
Average shareholders' equity	$33,735	$31,934	$32,364	$31,756	$30,733
Return on average equity (D)	35.2%	33.9%	35.9%	36.3%	33.6%

Reconciliation of ROCE
Annualized Net income	$11,884	$10,833	$11,608	$11,540	$10,336
Preferred share dividends and equity related adjustments	57	58	58	58	57
Earnings allocated to participating share awards and other	76	74	82	75	69
Net income attributable to common shareholders	$11,751	$10,701	$11,468	$11,407	$10,210

Average shareholders' equity	$33,735	$31,934	$32,364	$31,756	$30,733
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$32,151	$30,350	$30,780	$30,172	$29,149
Return on average common equity (D)	36.6%	35.3%	37.3%	37.8%	35.0%

Appendix II	(Preliminary)

The financial measures in the preceding tables are presented on a basis prepared in conformity with accounting principles generally accepted in the United States of
America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
Amounts presented in the preceding tables may not sum and percentages may not recalculate due to rounding.

We have updated our presentation and disclosure of Card Member loans and Card Member receivables to present them on a combined basis as Card balances. Results for the first quarter of 2026 and prior periods have been reclassified to conform to the new presentation. Previously, Card Member loans represented balances on our credit card products and revolve eligible balances on our charge card products, which included balances that Card Members paid in full as well as balances that Card
Members paid over time with interest, and Card Member receivables represented balances on our charge card products that need to be paid in full on or before the
Card Member’s payment due date. The updated Card balances presentation includes both revolve-eligible balances and balances that need to be paid in full, reflecting the evolution of our card products over time, primarily due to the expansion of lending features on our charge card portfolio, and is more consistent with industry convention. This presentation change has no impact on the recognition or measurement of outstanding Card balances and associated reserves for credit losses.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $19 million, $18 million, $20 million, $18 million and $18 million in Q1'26,
Q4'25, Q3'25, Q2'25 and Q1'25, respectively; and (ii) dividends on preferred shares of $14 million, $15 million, $14 million, $15 million and $14 million in
Q1'26, Q4'25, Q3'25, Q2'25 and Q1'25, respectively.

(B)
Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses, Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.

(C)
Net interest yield on average Card balances and Other loans represents net interest income, computed on an annualized basis, divided by average Card balances,
Card balances HFS and Other loans. Reserves and net write-offs related to uncollectible interest are recorded through provision for credit losses and are thus not included in the net interest yield calculation.

(D)
Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period.  Return on
Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.

(E)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(F)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).

(G)
Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees.  We also present a net write-off rate based on principal losses only to be consistent with industry convention.

(H)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(I)	Other primarily includes foreign currency translation adjustments.

As used in the preceding tables and/or in our first quarter of 2026 earnings release, investor presentation slides or investor conference call:

Billed business (Card Member spending) — Represents transaction volumes (including cash advances) on payment products issued by American Express.
Card balances — Represents balances on our card products, including both revolve-eligible balances and balances that need to be paid in full on or before the Card
Member’s payment due date (pay-in-full Card balances). Card balances consist of principal (resulting from authorized transactions), associated interest and fees.

Cards-in-force — Represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, except for retail cobrand cards issued by network partners that had no out-of-store spending activity during the prior twelve months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.

Locations in force (LIF) — Represents proprietary and partner acquired merchant locations where the merchant is enabled to accept American Express. LIF estimates incorporate data provided to us by certain third parties and include merchants that accept American Express through payment facilitators and merchants that accept
American Express through digital wallets.

Network volumes — Represents the total of billed business and processed volumes.
Operating expenses — Represents salaries and employee benefits, professional services, data processing and equipment, and other expenses.
Processed volumes — Represents transaction volumes (including cash advances) on cards issued under network partnership agreements with banks and other institutions, including joint ventures, as well as alternative payment solutions facilitated by American Express.

Proprietary new cards acquired — Represents the number of new cards issued by American Express during the referenced period, net of replacement cards. Proprietary new cards acquired is useful as a measure of the effectiveness of our customer acquisition strategy.

Reserve build (release) — Represents the portion of the provisions for credit losses for the period related to increasing or decreasing reserves for credit losses as a result of, among other things, changes in volumes, macroeconomic outlook, portfolio composition and credit quality of portfolios. Reserve build represents the amount by which the provision for credit losses exceeds net write-offs, while reserve release represents the amount by which net write-offs exceed the provision for credit losses.

Variable customer engagement costs (VCE) — Represents the aggregate of Card Member rewards, business development, and Card Member services expenses.

Refer to the “Glossary of Selected Terminology” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange
Commission for definitions of certain other terms used.